UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  April 1, 2005
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                          0-15782               48-0905805
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

Item 5: Corporate Governance and Management.

On March 29, 2005, Richard M. Frank entered into a new employment agreement with the Company, as Chief Executive Officer, providing for a 5 year term commencing on January 1, 2006, which agreement will be effective on the expiration of his current employment agreement. The new employment agreement provides for a base salary of $1,200,000, a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company's Incentive Bonus Plan, acknowledges the option to purchase 150,000 shares of the Company's Common Stock issued on March 4, 2005, pursuant to the Company's 1997 Non-Statutory Stock Option Plan, and such additional benefits and/or compensation as may be determined by the Compensation Committee. Per the new employment agreement, Mr. Frank may also receive options to purchase additional shares of the Company's Common Stock issued pursuant to the Company's 1997 Non-Statutory Stock Option Plan and grants of restricted stock awards pursuant to the Company's 2004 Restricted Stock Plan in such amounts and at such times as determined by the Compensation Committee.

On March 29, 2005, Michael H. Magusiak entered into a new employment agreement with the Company, as President, providing for a 5 year term commencing on January 1, 2006, which agreement will be effective on the expiration of his current employment agreement. The new employment agreement provides for a base salary of $550,000, a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company's Incentive Bonus Plan, acknowledges the option to purchase 125,000 shares of the Company's Common Stock issued on March 4, 2005, pursuant to the Company's 1997 Non-Statutory Stock Option Plan, and such additional benefits and/or compensation as may be determined by the Compensation Committee. Per the new employment agreement, Mr. Magusiak may also receive options to purchase additional shares of the Company's Common Stock issued pursuant to the Company's 1997 Non-Statutory Stock Option Plan and grants of restricted stock awards pursuant to the Company's 2004 Restricted Stock Plan in such amounts and at such times as determined by the Compensation Committee.

(c)  Exhibits

     10(a) 2005 Employment Agreement dated March 29, 2005, between the Company and Richard M. Frank.

     10(b) 2005 Employment Agreement dated March 29, 2005, between the Company and Michael H. Magusiak.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CEC ENTERTAINMENT, INC.


Date:  April 1, 2005          By: /s/ Christopher D. Morris
                                  ----------------------------------------------
                                  Christopher D. Morris
                                  Senior Vice President, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

10(a) 2005 Employment Agreement dated March 29, 2005, between the Company and Richard M. Frank.

10(b) 2005 Employment Agreement dated March 29, 2005, between the Company and Michael H. Magusiak.